UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
 Date of Report (Date of Earliest Event Reported): October 22, 2020 (October 21, 2020)

TENGASCO, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15555	87-0267438
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 E. Maplewood Avenue, Suite 130, Greenwood Village CO 80111
(Address of Principal Executive Offices, Including Zip Code)

720-420-4460
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TGC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On October 21, 2020, Tengasco, Inc. (“Tengasco”), Antman Sub, LLC, a newly-formed Delaware limited liability company and wholly-owned subsidiary of Tengasco (“Merger Sub”), and Riley Exploration – Permian, LLC, a Delaware limited liability company (“Riley”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Sub will be merged with and into Riley, with Riley surviving that merger as a wholly-owned subsidiary of Tengasco (the “Merger”). The Merger Agreement and the transactions related thereto have been approved by the board of directors of Tengasco, the board of managers of Riley, and the board of managers of Merger Sub.

On the terms and subject to the conditions set forth in the Merger Agreement, upon consummation of the Merger, each common unit of Riley (the “Riley Common Units”) issued and outstanding immediately prior to the effective time of the Merger (other than Cancelled Units (as defined in the Merger Agreement)) will be converted into the right to receive: (a) 97.796467 shares of Tengasco’s common stock, par value $0.001 per share (the “Tengasco Common Stock”) (together with any cash to be paid in lieu of fractional shares of Tengasco Common Stock payable pursuant to the Merger Agreement, the “Merger Consideration”) and (b) any dividends or other distributions to which the holder of a Riley Common Unit becomes entitled to upon the surrender of such Riley Common Units in accordance with the Merger Agreement.

The Merger Agreement contains customary representations and warranties of Tengasco and Riley relating to their respective businesses and financial statements. Additionally, the Merger Agreement provides for customary pre-closing covenants of Tengasco and Riley, including covenants relating to conducting their respective businesses in the ordinary course and to refrain from taking certain actions without the other party’s consent. The Merger Agreement also contains covenants not to solicit proposals relating to alternative transactions or, subject to certain exceptions, enter into discussions concerning or provide information in connection with alternative transactions and, subject to certain exceptions, to recommend that its stockholders and members, as applicable, approve and adopt the Merger Agreement.

The completion of the Merger is subject to certain customary mutual conditions, including (i) the receipt of the required approvals from Tengasco’s stockholders and Riley’s members, (ii) the absence of any governmental law or order that makes consummation of the Merger illegal or otherwise prohibited, (iii) Tengasco’s registration statement on Form S-4 having been declared effective by the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, and (iv) the shares of Tengasco Common Stock issuable in connection with the Merger having been authorized for listing on the NYSE American. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement.

Prior to, but not after, the Requisite Parent Vote (as defined in the Merger Agreement) by Tengasco’s stockholders, the board of directors of Tengasco (the “Tengasco Board”) may withdraw, amend, modify, or materially qualify its recommendation that Tengasco’s stockholders adopt the Merger Agreement as result of (i) a Superior Proposal or (ii) a Parent Intervening Event (as each is defined in the Merger Agreement), if the Tengasco Board determines that the failure to make such a change of recommendation would be inconsistent with the fiduciary duties owed by the Tengasco Board to Tengasco’s stockholders under applicable law, subject to complying with certain notice and other specified conditions, including giving Riley the opportunity to propose revisions to the Merger Agreement during a match right period.

Prior to, but not after, the Requisite Company Vote (as defined in the Merger Agreement) by Riley’s members, the board of managers of Riley (the “Riley Board”) may withdraw, amend, modify, or materially qualify its recommendation that Riley’s members adopt the Merger Agreement as a result of a Parent Intervening Event (as defined in the Merger Agreement), subject to complying with certain notice and other specified conditions, including giving Tengasco the opportunity to propose revisions to the Merger Agreement during a match right period.

The Merger Agreement contains termination rights for each of Tengasco and Riley, including, among others, if the consummation of the Merger does not occur on or before March 21, 2021 (the “Outside Date”). Upon termination of the Merger Agreement under specified circumstances, including, generally, the termination by Riley in the event of a change of recommendation by the Tengasco Board or the failure to receive the required approvals from Tengasco’s stockholders, Tengasco would be required to pay Riley’s expenses in an amount up to $475,000.  Upon termination of the Merger Agreement under specified circumstances, including, generally, the termination by Tengasco in the event of a change of recommendation by the Riley Board or the failure to receive the required approvals from Riley’s member, Riley would be required to pay Tengasco expenses in an amount up to $475,000.

Prior to the Effective Time, Tengasco is required to take all necessary corporate action so that upon and after the Effective Time, the size of Tengasco Board consists of five members ((i) one director who shall be designated by Tengasco, who shall be Michael J. Rugen, (ii)  three directors who shall be designated by Riley, who shall be Bobby D. Riley, Bryan H. Lawrence and Philip Riley, and (iii) an independent director nominee who is expected to qualify and serve as the audit committee financial expert).

The foregoing description of the Merger Agreement and the transactions contemplated thereby in this Current Report on Form 8-K is only a summary and does not purport to be complete and is qualified by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about Tengasco, Riley, or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Tengasco.

Item 5.01	Changes in Control of Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2020, in connection with the execution of the Merger Agreement, the Tengasco Board approved Change in Control and Severance Agreements (the “CIC Severance Agreements”) to be entered into between Tengasco and all of its employees.  The CIC Severance Agreements will provide severance to employees whose employment is terminated by Tengasco without “cause”, or by the employee with “good reason”, beginning on the date of a change in control of Tengasco and ending twelve (12) months thereafter.  The amount of severance pay for all employees (other than Michael J. Rugen, Tengasco’s CFO and interim CEO) is an amount equal to two weeks of base pay for each full completed year of service, plus a pro-rated number of weeks of base pay for any partially completed year of service, up to a maximum of 26 weeks of base pay.  The amount of severance pay for Mr. Rugen is an amount equal to 26 weeks of base pay.

The foregoing description of the CIC Severance Agreements in this Current Report on Form 8-K is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the form of CIC Severance Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01	Financial statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1†	Agreement and Plan of Merger, by and among Tengasco, Inc., Antman Sub, LLC, and Riley Exploration – Permian, LLC, dated as of October 21, 2020.

10.1	Form of Change in Control Severance Agreement.

† Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

No Offer or Solicitation

Communications in this document do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No public offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information for Stockholders

In connection with the proposed transaction, Tengasco intends to file materials with the SEC, including a Registration Statement on Form S-4 (the “Registration Statement”) that will include a proxy statement/prospectus. After the Registration Statement is declared effective by the SEC, Tengasco intends to mail a definitive proxy statement/prospectus to the stockholders of Tengasco. This communication is not a substitute for the proxy statement/prospectus or the Registration Statement or for any other document that Tengasco may file with the SEC and send to Tengasco’s stockholder in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF TENGASCO ARE URGED TO CAREFULLY AND THOROUGHLY READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY TENGASCO WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TENGASCO, RILEY, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors will be able to obtain free copies of the Registration Statement and proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by Tengasco with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Tengasco will be available free of charge from Tengasco’s website at www.tengasco.com under the “Investor” tab.

Participants in the Proxy Solicitation

Tengasco, Riley and their respective directors, managers and certain of their officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Tengasco’s stockholders in connection with the proposed transaction. Information regarding the officers and directors of Tengasco is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on November 1, 2019. Additional information regarding such persons, as well as information regarding Riley’s directors, managers and officers and other persons who may be deemed participants in the proposed transaction, will be set forth in the Registration Statement and proxy statement/prospectus and other materials when they are filed with the SEC in connection with the proposed transaction. Free copies of these documents may be obtained as described in the paragraphs above.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this communication concerning the proposed transaction, including any statements regarding the expected timetable for completing the proposed transaction, the results, effects, and benefits of the proposed transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Tengasco’s or Riley’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that stockholders of Tengasco may not approve the issuance of new shares of Tengasco common stock in the transaction or other proposals that are a condition to the transaction or that the stockholders of Tengasco and the members of Riley may not approve the merger agreement; the risk that a condition to closing of the proposed transaction may not be satisfied, that either party may terminate the merger agreement or that the closing of the proposed transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Tengasco and Riley; the effects of the business combination of Tengasco and Riley, including the combined company’s future financial condition, results of operations, strategy and plans; changes in capital markets and the ability of the combined company to finance operations in the manner expected; the fact that any dividend payments will be at the discretion of the combined company’s Board of Directors and may be subject to legal, contractual or other restrictions; the effects of commodity prices; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the proposed transaction. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional factors that could cause results to differ materially from those described above can be found in Tengasco’s Annual Report on Form 10-K for the year ended December 31, 2019 and in its subsequently filed Quarterly Reports on Form 10-Q, each of which is on file with the SEC and available from Tengasco’s website at www.tengasco.com under the “Investor” tab, and in other documents Tengasco files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Tengasco does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENGASCO, INC.

Dated: October 22, 2020	By:	/s/ Michael J. Rugen
Michael J. Rugen
Chief Executive Officer and Chief Financial Officer